--------------------------------------------------------------------------------


                            ADMINISTRATION AGREEMENT
                                      among

                        CIT EQUIPMENT COLLATERAL 2001-1,
                                   as Issuer,

                            CIT FINANCIAL USA, INC.,
                                as Administrator

                          NCT FUNDING COMPANY, L.L.C.,
                               as Trust Depositor,

                                       and

                            THE CHASE MANHATTAN BANK
                              as Indenture Trustee


                          Dated as of February 1, 2001


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Section 1.   Duties of the Administrator......................................1

Section 2.   Records..........................................................7

Section 3.   Compensation.....................................................7

Section 4.   Additional Information to be Furnished to the Issuer.............7

Section 5.   Independence of the Administrator................................7

Section 6.   No Joint Venture.................................................7

Section 7.   Other Activities of Administrator................................8

Section 8.   Term of Agreement; Resignation and Removal of Administrator......8

Section 9.   Action upon Termination, Resignation or Removal..................8

Section 10.  Notices..........................................................9

Section 11.  Amendments......................................................10

Section 12.  Successors and Assigns..........................................10

Section 13.  Governing Law...................................................11

Section 14.  Headings........................................................11

Section 15.  Counterparts....................................................11

Section 16.  Severability....................................................11

Section 17.  Not Applicable to CFUSA in Other Capacities.....................11

Section 18.  Limitation of Liability of Owner Trustee and Indenture Trustee..11

Section 19.  Third-party Beneficiary.........................................12

Section 20.  Survivability...................................................13


     EXHIBIT A        LIMITED POWER OF ATTORNEY

         This Administration Agreement, dated as of February 1, 2001 (this "Agreement"), is among CIT Equipment Collateral 2001-1 (the "Issuer"), CIT Financial USA, Inc. (together with its successors and assigns, "CFUSA" and in its capacity as administrator the "Administrator"), NCT Funding Company, L.L.C. (together with its successors and assigns, the "Trust Depositor"), and The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee (together with its successors and assigns, the "Indenture Trustee").


                              W I T N E S S E T H:

         WHEREAS, the Issuer is issuing 5.0325% Class A-1 Receivable-Backed Notes, Series 2001-1, 5.02% Class A-2 Receivable-Backed Notes, Series 2001-1, 5.23% Class A-3 Receivable-Backed Notes, Series 2001-1, Floating Rate Class A-4 Receivable-Backed Notes, Series 2001-1, 5.31% Class B Receivable-Backed Notes, Series 2001-1, 5.53% Class C Receivable-Backed Notes, Series 2001-1, and 6.11% Class D Receivable-Backed Notes, Series 2001-1 (collectively, the "Notes") pursuant to the Indenture, dated as of the date hereof (the "Indenture"), between the Issuer and the Indenture Trustee (capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement as defined in the Indenture);

         WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and of certain beneficial ownership interests of the Issuer, including (i) the Pooling and Servicing Agreement, (ii) the Indenture and (iii) the other Transaction Documents to which the Issuer is a party;

         WHEREAS, pursuant to the Transaction Documents, the Issuer and the Owner Trustee are required to perform certain duties in connection with (i) the Notes and the Collateral therefor pledged pursuant to the Indenture and (ii) the beneficial ownership interest in the Issuer evidenced by the Equity Certificate (the registered holder of such interest being referred to herein as the "Owner");

         WHEREAS, the Issuer desires to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Transaction Documents as the Issuer and the Owner Trustee may from time to time request; and

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Duties of the Administrator.

         (a) Duties with respect to the Transaction Documents.

                  (i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Transaction Documents. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Transaction Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Transaction Documents. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Transaction Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

                           (A) the duty to cause the Note Register to be kept
                  and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

                           (B) the notification of Noteholders of the final
                  principal payment on their Notes (Section 2.07(b)) or indicate on the Servicer Report that the Principal Amount is 0;

                           (C) the preparation of or obtaining of the documents
                  and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

                           (D) the preparation, obtaining or filing of the
                  instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.12);

                           (E) the maintenance of an office in New York, New
                  York, or the appointment of the Indenture Trustee as its agent therefor, for registration of transfer or exchange of Notes (Section 3.02);

                           (F) the duty to cause newly appointed Paying Agents,
                  if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                           (G) the direction to the Indenture Trustee to deposit
                  monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                           (H) the obtaining and preservation of the Issuer's
                  qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Collateral (Section 3.04);

                           (I) the preparation of all supplements and amendments
                  to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Collateral other than as prepared by the Servicer (Section 3.05);

                           (J) the delivery of certain statements as to
                  compliance with the Indenture (Sections 3.09);

                           (K) the identification to the Indenture Trustee in an
                  Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

                           (L) the notification of the Indenture Trustee and
                  each Rating Agency of a Servicer Default under the Pooling and Servicing Agreement;

                           (M) the preparation and obtaining of documents and
                  instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b));

                           (N) the monitoring of the Issuer's obligations as to
                  the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                           (O) the compliance with any written directive of the
                  Indenture Trustee with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

                           (P) the preparation and delivery of notice to
                  Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

                           (Q) the preparation of any written instruments
                  required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

                           (R) the furnishing of the Indenture Trustee with the
                  names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

                           (S) the filing of reports required by the Commission
                  or under the TIA (Section 7.03);

                           (T) the opening of one or more accounts in the
                  Indenture Trustee's name, the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

                           (U) the preparation of an Issuer Request and
                  Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (Sections 8.04 and 8.05);

                           (V) the preparation of Issuer Orders and the
                  obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

                           (W) the execution and delivery of new Notes
                  conforming to any supplemental indenture (Section 9.06);

                           (X) the duty to notify Noteholders of redemption of
                  the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

                           (Y) the preparation and delivery of all Officer's
                  Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

                           (Z) the preparation and delivery of Officer's
                  Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

                           (AA) the notification of the Rating Agencies, of any
                  merger or consolidation involving the Issuer, the Servicer, the Owner Trustee or the Indenture Trustee and upon the failure of the Issuer, the Owner Trustee or the Indenture Trustee to provide notification;

                           (BB) the preparation and delivery to Noteholders and
                  the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06); and

                           (CC) the recording of the Indenture, if applicable
                  (Section 11.14).

                           (ii) The Administrator will:

                                    (A) except as otherwise expressly provided
                           in the Indenture or the Pooling and Servicing Agreement, pay the Indenture Trustee's fees and reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Transaction Documents (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

                                    (B) indemnify the Indenture Trustee and its
                           officers, directors, employees or agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, the Pooling and Servicing Agreement, this Agreement and the other Transaction Documents, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

                                    (C) indemnify the Owner Trustee (including
                           in its individual capacity) and its officers, directors, employees or agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement and this Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement (and including without limitation, an indemnity as described above with respect to the Trust Depositor's obligations in favor of the Owner Trustee under Section 8.02 of the Trust Agreement).

                  (b) Additional Duties.

                           (i) In addition to the duties set forth in Section
                  1(a)(i), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Transaction Documents or Section 5.03,
                  6.01 or 6.02 of the Trust Agreement, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Transaction Documents. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Transaction Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer and are reasonably within the capability of the Administrator.

                           (ii) Notwithstanding anything in this Agreement or
                  the Transaction Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to the Owner as contemplated in Section 5.04 of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

                           (iii) Notwithstanding anything in this Agreement or
                  the Transaction Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee and the Trust set forth in Section 5.07 of the

                  Trust Agreement with respect to, among other things, accounting and reports to the Equity Certificateholder; provided, however, that the Owner Trustee shall retain responsibility for the distribution of information forms in its possession as requested by the Owner or the Administrator and which are necessary to enable the Trust to prepare its federal and state income tax returns in its possession as requested by the Owner or the Administrator.

                           (iv) The Administrator shall satisfy its obligations
                  with respect to clauses (ii) and (iii) above by retaining, at the expense of the Trust payable by the Administrator, a firm of independent public accountants (the "Accountants") acceptable to the Owner Trustee, which shall perform the obligations of the Administrator thereunder.

                           (v) The Administrator shall perform the duties of the
                  Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

                           (vi) The Administrator shall not direct the Owner
                  Trustee to take or to refrain from taking any action if such action or inaction: (A) would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Transaction Documents, (B) to the actual knowledge of a Responsible Officer of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal or state income tax purposes or (C) would be contrary to the purpose of the Trust.

                           (vii) Upon acceptance of appointment by a successor
                  Owner Trustee pursuant to the Trust Agreement, the Administrator shall mail notice thereof to the Equity Certificateholder, the Indenture Trustee, the Noteholders and each Rating Agency.

                           (viii) In carrying out the foregoing duties or any of
                  its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

         (c) Non-Ministerial Matters.

                           (i) With respect to matters that in the reasonable
                  judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                                    (A) the amendment of or any supplement to
                           the Indenture;

                                    (B) the initiation of any claim or lawsuit
                           by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Contracts);

                                    (C) the amendment, change or modification of
                           any other Transaction Documents;

                                    (D) the appointment of successor Note
                           Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or a successor Servicer, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                                    (E) the removal of the Indenture Trustee.

                           (ii) Notwithstanding anything to the contrary in this
                  Agreement, the Administrator shall not be obligated to, and shall not, (A) make any payments to the Noteholders under the Transaction Documents, (B) sell the Collateral pursuant to
                  Section 5.04(d) of the Indenture, (C) take any other action that the Issuer directs the Administrator not to take on its behalf or (D) take any other action which may be construed as having the effect of varying the terms of the investment of the Noteholders or the Equity Certificateholder.

         Section 2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Owner Trustee at any time during normal business hours.

         Section 3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a monthly fee which shall be solely an obligation of the Servicer as contemplated in Section
5.19 of the Pooling and Servicing Agreement and which shall be in an amount as shall be agreeable to the Trust Depositor and the Administrator.

         Section 4. Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

         Section 5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

         Section 6. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         Section 7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other business or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

         Section 8. Term of Agreement; Resignation and Removal of Administrator. This Agreement shall continue in force until the termination of the Trust Agreement, upon which event this Agreement shall automatically terminate.

                  (a) Subject to Section 8(d) and Section 8(e), the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days' prior written notice.

                  (b) Subject to Section 8(d) and Section 8(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least sixty (60) days' prior written notice.

                  (c) Subject to Section 8(d) and Section 8(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                           (i) the Administrator shall default in the
                  performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the Issuer); or

                           (ii) an Insolvency Event shall occur with respect to
                  the Administrator.

         The Administrator agrees that if any of the events specified in clause
(ii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven (7) days after the occurrence of such event.

                  (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

                  (e) The appointment of any successor Administrator shall be effective only after the satisfaction of the Rating Agency Condition with respect to the proposed appointment.

                  (f) Subject to Section 8(d) and 8(e), the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the Pooling and Servicing Agreement, the Administrator shall immediately resign (subject to Section 8(d) hereof).

         Section 9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8 or the resignation or removal of the Administrator pursuant to Section 8(a), (b) or (c) respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section
(a), (b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

         Section 10. Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                  (i)      If to the Administrator:

                           CIT Financial USA, Inc.
                           650 CIT Drive
                           Livingston, New Jersey 07039
                           Attn:  Treasury - Securitization

                           Fax No.:  (973) 535-5900
                           Tel. No.:  (973) 740-5058

                  (ii)     If to the Trust Depositor:

                           NCT Funding Company, L.L.C.
                           650 CIT Drive
                           Livingston, New Jersey 07039
                           Attention: Treasury - Securitization

                           Fax No.:  (973) 535-5900
                           Tel. No.:  (973) 740-5058

                  (iii)    If to the Indenture Trustee:

                           The Chase Manhattan Bank
                           450 West 33rd Street
                           New York, NY  10001-2697
                           Attn:    Institutional Trust Services
                                    CITEC 2001-1

                           Fax No.: (212) 946-3916/8302
                           Tel. No.: (212) 946-3200

                  (iv)     If to the Issuer or the Owner Trustee:

                           CIT Equipment Collateral 2001-1
                           c/o Allfirst Financial Center National Association 499 Mitchell Road MC 101-591
                           Millsboro, Delaware  19801
                           Attention:  Corporate Trust Administration CITEC
                                       2001-1

                           Fax No.: (410) 244-4236
                           Telephone No.: (410) 244-4626

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         Section 11. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee but without the consent of the Noteholders and the Equity Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Equity Certificateholder; provided that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any Noteholder or the Equity Certificateholder. This Agreement may also be amended by the parties hereto with the written consent of the Owner Trustee and the Required Holders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Equity Certificateholder; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions that are required to be made for the benefit of the Noteholders or the Equity Certificateholder or (ii) reduce the aforesaid percentage of the Noteholders and the Equity Certificateholder which are required to consent to any such amendment, without the consent of the Noteholders of all outstanding Notes and the Equity Certificate. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Trust Depositor, which permission shall not be unreasonably withheld. Promptly after the execution of any amendment to this Agreement, the Administrator shall furnish written notification of the substance of such amendment, together with a copy thereof, to each Rating Agency.

         Section 12. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Indenture Trustee and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of all or substantially all assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner

Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         Section 13. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 14. Headings. The section and subsection headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         Section 15. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same agreement.

         Section 16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 17. Not Applicable to CFUSA in Other Capacities. Nothing in this Agreement shall affect any obligation CFUSA may have in any other capacity.

         Section 18. Limitation of Liability of Owner Trustee and Indenture Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Allfirst Financial Center National Association, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Allfirst Financial Center National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Chase Manhattan Bank not in its individual capacity but solely as Indenture Trustee and in no event shall The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Indenture Trustee hereunder, The Chase Manhattan Bank shall be subject to, and entitled to the benefits of, the terms and provisions of the Indenture.

         Section 19. Third-party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

         Section 20. Survivability. The obligations of the Administrator described in Section 1(a)(ii) hereof shall survive termination of this Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                           CIT EQUIPMENT COLLATERAL 2001-1

                           By: ALLFIRST FINANCIAL CENTER
                               NATIONAL ASSOCIATION, not in its
                               individual capacity but solely as Owner
                               Trustee

                           By: /s/ David L. Williams
                               ---------------------

                           Printed Name: David L. Williams
                           Title: Sr. Vice President


                           NCT FUNDING COMPANY, L.L.C.
                           as Trust Depositor

                           By: /s/ Barbara Callahan
                               --------------------
                           Printed Name: Barbara Callahan
                           Title: Vice President


                           THE CHASE MANHATTAN BANK
                           not in its individual capacity but solely as Indenture Trustee

                           By: /s/ Craig M. Kantor
                               -------------------
                           Printed Name: Craig M. Kantor
                           Title: Vice President


                           CIT FINANCIAL USA, INC., as Administrator

                           By: /s/ Barbara Callahan
                               --------------------
                               Printed Name: Barbara Callahan
                               Title: Vice President

                                    EXHIBIT A

                            LIMITED POWER OF ATTORNEY

State of New York          )
                           ) SS.
County of                  )

         KNOW ALL PERSONS BY THESE PRESENTS, that Allfirst Financial Center National Association, not in its individual capacity but solely as owner trustee (the "Owner Trustee") of CIT Equipment Collateral 2001-1, a Delaware business trust (the "Trust"), by and through its duly elected and authorized officer named below, on behalf of itself and on behalf of the Trust as Issuer under the Administration Agreement, dated as of February 1, 2001 (the "Administration Agreement"), among the Trust, NCT Funding Company, L.L.C., The Chase Manhattan Bank, as Indenture Trustee, and CIT Financial USA, Inc., as Administrator, does hereby nominate, constitute and appoint CIT Financial USA, Inc., a Delaware corporation, each of its officers from time to time and each of its employees authorized by it from time to time to act hereunder, jointly and each of them severally, together or acting alone, its true and lawful attorney-in-fact, for the Owner Trustee and the Issuer in their name, place and stead, in the sole discretion of such attorney-in-fact, to perform such calculations and prepare or cause the preparation by other appropriate persons of, and to execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee is required to prepare, file or deliver pursuant to the Administration Agreement, and to take any and all other action, as such attorney-in-fact may deem necessary or desirable in accordance with the directions of the Owner Trustee or the Issuer and in connection with its duties as Administrator or successor Administrator under the Administration Agreement. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Administration Agreement.

         The Issuer and the Owner Trustee hereby ratify and confirm the execution, delivery and performance (whether before or after the date hereof) of the above-mentioned documents, reports, filings, instruments, certificates and opinions, by the attorney-in-fact and all that the attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         The Issuer and the Owner Trustee hereby agree that no person or other entity dealing with the attorney-in-fact shall be bound to inquire into such attorney-in-fact's power and authority hereunder and any such person or entity shall be fully protected in relying on such power of authority.

         This Limited Power of Attorney may not be assigned without the prior written consent of the Issuer and the Owner Trustee. It is effective immediately and will continue until it is revoked.

         This Limited Power of Attorney shall be governed and construed in accordance with the laws of the State of New York without reference to principles of conflicts of law.

         Executed as of this 1st day of February, 2001.

                            ALLFIRST FINANCIAL CENTER
                            NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

                            By:
                            Printed Name:
                            Title:


                            CIT EQUIPMENT COLLATERAL 2001-1

                            By:  ALLFIRST FINANCIAL CENTER
                                 NATIONAL ASSOCIATION, not in its
                                 individual capacity but solely as Owner
                                 Trustee

                            By:
                            Printed Name:
                            Title:

                        CERTIFICATE OF ACKNOWLEDGMENT OF
                                  NOTARY PUBLIC

State of New York          )
                           ) SS.
County of                  )

         On February ___, 2001 before me,
--------------------------------------------------------------------------------

                  [insert date]           [Here insert name and title of notary]

                  personally appeared
--------------------------------------------------------------------------------

                  o personally known to me, or

                  o proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature -------------------------------------- [SEAL]


                                       3